UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    February 21, 2018

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Director
On February 21, 2018, the Board of Directors (the “Board”) of Oceaneering International, Inc. (“Oceaneering”) elected Deanna L. Goodwin as a director and appointed her as a member of the Audit Committee and a member of the Compensation Committee of the Board.

Ms. Goodwin, 53, served as President, North America Region of Technip USA, Inc. from December 2013 until her retirement in January 2017, following completion of the business combination involving Technip S.A. and FMC Technologies, Inc. Previously, Ms. Goodwin held other operational and financial leadership positions with Technip USA, Inc. and its predecessors from 2007 and with Veritas DGC, Inc. from 1993 to 2007. She began her career as an auditor with Price Waterhouse, now PricewaterhouseCoopers, in 1987. Ms. Goodwin has been a member of the supervisory board of Arcadis NV, a global design, engineering and management consulting company, since April 2016.

In connection with her election, the Board approved Oceaneering entering into an indemnification agreement with Ms. Goodwin. The form of indemnification agreement approved is in the same form as the previously disclosed indemnification agreement entered into with the other members of the Board. The foregoing description of the indemnification agreement is qualified by reference to the complete form of agreement, which is incorporated by reference as an exhibit to this report and hereby incorporated by reference into this Item.

Compensatory Arrangements
For 2018, the Board approved payment to Ms. Goodwin of an annual cash retainer equal to that approved for the other nonemployee directors.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
The following are being furnished as exhibits to this report.

			Registration or File Number	Form of Report	Report Date	Exhibit Number

*	10.1 +	Form of Indemnification Agreement	1-10945	8-K	May 2011	10.4

	*	Exhibit previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.
	+	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	February 26, 2018	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary